UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15 (d) of the Securities Act of 1934



Date of Report (Date of earliest event reported)      June 21, 2007


                       CHUGACH ELECTRIC ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)



        Alaska                          33-42125                 92-0014224
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)


    5601 Electron Drive, Anchorage, Alaska                      99518
  (Address of Principal's Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:       (907) 563-7494


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01 Other Events.

On June 15, 2007, the Municipality of Anchorage and Chugach Electric Association, Inc. (Chugach) issued a mutual press release announcing plans to explore a possible merger or joint operations between Chugach and Municipal Light & Power. A copy of the press release is attached as Exhibit 10.55.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: June 21, 2007                 CHUGACH ELECTRIC ASSOCIATION, INC.


                                    By: /s/  William R. Stewart
                                        -----------------------
                                             William R. Stewart
                                             Chief Executive Officer